Supplement, dated April 7, 2005 to the Prospectus, dated May 3, 2004, of
                            Seligman Portfolios, Inc.

                                  -------------
                                on behalf of its
                           Seligman Frontier Portfolio
                        Seligman Global Growth Portfolio
                   Seligman Global Smaller Companies Portfolio
                       Seligman High-Yield Bond Portfolio
                      Seligman Income and Growth Portfolio
                       Seligman Large-Cap Growth Portfolio
        (individually, a "Portfolio" and collectively, the "Portfolios")

      This Supplement supersedes and replaces that certain supplement dated
                               February 18, 2005.

The Board of Directors of Seligman Portfolios, Inc. has approved the redemption of all outstanding shares of the Seligman Frontier Portfolio, Seligman Global Growth Portfolio, Seligman Global Smaller Companies Portfolio, Seligman High-Yield Bond Portfolio, Seligman Income and Growth Portfolio and Seligman Large-Cap Growth Portfolio (collectively, the Portfolios) and the liquidation of each such Portfolio, in each case in accordance with Seligman Portfolios, Inc.'s Articles of Incorporation. It is anticipated that the redemption of the shares of each of the Portfolios will take place on or about May 31, 2005. As a result, Seligman Portfolios, Inc. has ceased accepting any orders for the purchase of or exchanges into shares of any of the Portfolios.

The Portfolios, representing $23 million of the $409 million in total assets of Seligman Portfolios, Inc. as of March 31, 2005, had been offered to separate accounts of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts. Seligman Portfolios, Inc. is one of 23 registered investment companies in the Seligman Group of Funds managed by
J. & W. Seligman & Co. Incorporated ("Seligman"). The redemption of shares of the Portfolios does not impact any Seligman Fund in the Seligman Group of Funds other than Seligman Portfolios, Inc. and the Portfolios noted above. Specifically, Seligman manages other mutual funds with names similar to those of the Portfolios specified above. These other mutual funds are not affected and will continue normal operations. As of March 31, 2005, Seligman had approximately $20 billion in assets under management, including approximately $11.6 billion in the Seligman Group of Funds.